SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (date of earliest event reported) May 8, 2006


                                OPTIONABLE, INC.
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             (Exact name of Registrant as specified in its charter)



          Delaware                    000-51837                52-2219407
---------------------------------    ------------           -------------------
(State or other jurisdiction         (Commission             (IRS Employer
of incorporation or organization)    File number)           Identification No.)


555 Pleasantville Road, South Building, Suite 110 Briarcliff Manor, NY 10150
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             (Address of principal executive offices) (Zip Code)

                                 (914) 773-1100
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              (Registrant's Telephone Number, Including Area Code)



                  ---------------------------------------------
                  (Former Address If Changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 Section 1--Registrant's Business and Operations

Item 2.02. Results of Operations and Financial Condition.

On May 8, 2006, Optionable, Inc. issued a press release announcing its results of operations for the first quarter of its fiscal 2006. A copy of the press release is attached as Exhibit 99 to this report.

The information (including Exhibit 99.1 furnished herewith) in this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.    Title

99             Press release issued by Optionable, Inc. on May 8, 2006

                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     OPTIONABLE, INC.


Date: May 10, 2006                          By: /s/ Marc-Andre Boisseau
                                                    -----------------------
                                                    Marc-Andre Boisseau
                                                    Chief Financial Officer